Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMAG Pharmaceuticals, Inc., or the Company, on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frank E. Thomas, Chief Operating Officer and Interim President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank E. Thomas
Frank E. Thomas
Chief Operating Officer and
Interim President and Chief Executive Officer
(principal financial and accounting officer and principal executive officer)

November 8, 2011